SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 16, 2001
                                                         ---------------


                               Intelligroup, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        New Jersey                        0-20943                  11-2880025
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)


499 Thornall Street
Edison, New Jersey                                                     08837
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (732) 590-1600
                        ---------------------------------
                         (Registrant's telephone number,
                              including area code)



          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

     The registrant's press release dated August 16, 2001, announcing the commencement of litigation against SeraNova, Inc. ("SeraNova") and Silverline Technologies Ltd. to recover amounts owing under (i) a promissory note made by SeraNova in favor of the registrant and (ii) a system implementation project, is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)    Exhibits.

            Exhibit No.                   Description of Exhibit
            -----------                   ----------------------

                99                        Press release dated August 16, 2001

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   INTELLIGROUP, INC.


                                   By: /s/ Nicholas Visco
                                       -----------------------------------------
                                       Name:   Nicholas Visco
                                       Title:  Senior Vice President-Finance and
                                               Administration and Chief
                                               Financial Officer

Date:  August 17, 2001




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